GUARANTY

In order to induce VESTAL VENTURE CAPITAL, having its principal place of business in Boca Raton, Florida (“Lender”), to loan the principal amount of Six Hundred Fifty Thousand and No/100 Dollars ($650,000.00) to I2 TELECOM INTERNATIONAL, INC., a Washington corporation (“Borrower”), evidenced by that certain Promissory Note executed by Borrower contemporaneously herewith (the “Note”), PAUL R. ARENA (the “undersigned”) hereby irrevocably, unconditionally, and absolutely guarantees the due performance and punctual payment in full of all obligations and all costs, including attorneys’ fees, arising out of Borrower’s obligations under the Note (all such obligations, costs, expenses and liabilities being hereinafter referred to as the “Obligations”), pursuant to the terms and conditions set forth herein.

The Undersigned hereby waives diligence, presentment, protest, notice of dishonor, extension of time of payment, and notice of acceptance of this Guaranty and hereby consents to any and all forbearances and extensions of time of payment of the Obligations and to any and all of the changes in the terms, covenants and conditions thereof hereafter made or guaranteed.

The Undersigned agrees that this Guaranty shall constitute a guaranty of payment and not of collection and that, upon a reasonable determination by Lender that it will not be able to collect the Obligations in full or without substantial delay from other sources, this Guaranty may be enforced by Lender within 90 days after the Obligations become due and payable whether on the Maturity Date as defined in the Promissory Note of July 9, 2007 or by acceleration or otherwise, upon written notice to the Undersigned without first (i) making any effort whatsoever at collection of the Obligations from Borrower or any other party that may be liable therefore (including filing suit or proceeding to obtain or assert a claim for judgment against Borrower or any such other party), the right to require Lender to take action against Borrower as provided in O.C.G.A. §10-7-24 being hereby expressly waived, or (ii) exercising or asserting any other right or remedy that may be available in connection with the Obligations.

In the event of the Undersigned’s failure to pay the Obligations when due hereunder, the Undersigned shall pay all expenses of Lender actually incurred by Lender in enforcing and collecting under this Guaranty, including reasonable attorneys’ fees and expenses.

No delay or omission by Lender in exercising any of its rights, remedies, powers and privileges hereunder and no course of dealing between Lender, on the one hand, and Borrower, the Undersigned or any other person, on the other hand, shall be deemed a waiver by Lender of any of its rights, remedies, powers, and privileges, even if such delay or omission is continuous or repeated; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Lender or the exercise of any other right, remedy, power or privilege by Lender.

This Guaranty shall inure to the benefit of Lender and its successors and assigns, and shall be binding upon the Undersigned and his respective successors and assigns. This instrument constitutes the entire agreement as to the subject matter contemplated hereby.

544011

This instrument has been made and delivered in Georgia and shall be governed by the laws of Georgia. If any provision of this instrument shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this instrument. This instrument may be executed in counterparts and delivered by facsimile, each of which counterpart shall be deemed an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Undersigned has executed and delivered this Guaranty as of July 9, 2007.

Paul R. Arena, Individually

ACCEPTED:

Allen Lyons, Manager

Vestal Venture Capital

21st Century Strategic Investment Planning, LC - GP